Supplement to the
Strategic Advisers®
Short Duration Fund
July 30, 2014
Prospectus

The following information replaces similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 8.

Gregory Pappas (lead portfolio manager) has managed the fund since December 2011.

Robert Galusza (portfolio manager) has managed Pyramis' portion of the fund's assets since January 2012.

Edward A. Wiese (co-portfolio manager) has managed T. Rowe Price's portion of the fund's assets since December 2012.

Michael Reinartz (co-portfolio manager) has managed T. Rowe Price's portion of the fund's assets since January 2015.

The following information supplements the biographical information found in the "Fund Management" section on page 20.

T. Rowe Price

Edward (Ted) Wiese, CFA is vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and head of the Fixed Income Division for T. Rowe Price, overseeing fixed income investment management. He is chairman of the Fixed Income Steering Committee and is a member of the firm's Management Committee. Ted also is a portfolio manager in the Fixed Income Division and serves as president and Co-chairman of the Investment Advisory Committees of the Short-Term Bond Fund and the Limited-Term Bond Portfolio. He is on the Board of the T. Rowe Price Trust Company and is a member of the firm's Valuation and Counterparty Risk Committees. Ted has served as the portfolio manager for T. Rowe Price's portion of the fund's assets since December 2012, and currently serves as co-portfolio manager since January 2015. Since joining T. Rowe Price in 1984, Ted's responsibilities have included overseeing fixed income investment management, managing multi-currency portfolios in London, managing the firm's taxable money market funds, and overseeing the development and management of synthetic investment contracts.

Michael Reinartz, a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., has served as co-portfolio manager for T. Rowe Price's portion of the fund's assets since January 22, 2015. Mr. Reinartz joined T. Rowe Price in 1996 and his investment experience dates from 2000. His responsibilities have included serving as Co-chairman of the Investment Advisory Committees and co-portfolio manager of the Short-Term Bond Fund and the Limited-Term Bond Portfolio, portfolio investment analyst for short-term bond and multi-sector bond strategies and serving as a member of the Short-Term Bond, Strategic Income, and Quantitative Research teams.

ASD-15-01  March 23, 2015
1.955931.101

Supplement to the

Strategic Advisers® Short Duration Fund (FAUDX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2014

Michael Reinartz serves as co-portfolio manager of the fund. Mr. Reinartz will receive compensation for his services.

The following information replaces similar information found in the "Trustees and Officers" section beginning on page 34.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Roger T. Servison	Derek L. Young
Strategic Advisers Short Duration Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Peter C. Aldrich	Amy Butte Liebowitz	Ralph F. Cox	Mary C. Farrell	Karen Kaplan
Strategic Advisers Short Duration Fund	over $100,000	none	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$50,001-$100,000	over $100,000	none	none

The following information replaces similar information found in the "Management Contract" section beginning on page 40.

Portfolio Manager Compensation - T. Rowe Price.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price's long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by a portfolio manager.

ASDB-15-01  March 23, 2015
1.9862946.101

The following table provides information relating to other accounts managed by Mr. Reinartz as of January 31, 2015:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	1	19
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 11,630	$ 3,391	$ 4,436
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Short Duration Fund ($526 (in millions) assets managed).

As of January 31, 2015, the dollar range of shares of Strategic Advisers Short Duration Fund beneficially owned by Mr. Reinartz was none.

The following table provides information relating to other accounts managed by Mr. Wiese as of May 31, 2014:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	2	21
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 11,407	$ 2,233	$ 3,895
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Short Duration Fund ($524 (in millions) assets managed).

As of May 31, 2014, the dollar range of shares of Strategic Advisers Short Duration Fund beneficially owned by Mr. Wiese was none.